DEVELOPMENT AGREEMENT

                  DEVELOPMENT AGREEMENT, dated as of June ___, 2001 (as hereafter amended, supplemented, or otherwise modified from time to time, this "Agreement"), between GRILL CONCEPTS, INC., a corporation organized and existing under the laws of the State of Delaware ("GCI"); and STARWOOD HOTELS AND RESORTS WORLDWIDE, INC., a corporation organized and existing under the laws of the State of Maryland ("Starwood");

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the subscription agreement, dated as of May 16, 2001 (the "Subscription Agreement"), between GCI and Starwood, GCI issued to Starwood 666,667 shares of common stock of GCI, par value $0.00004 per share (the "Common Stock"), and warrants to purchase 666,667 shares of Common Stock;

                  WHEREAS, GCI is principally engaged in the business of developing, managing, operating, and licensing restaurants under the "Grill" (the "Grill"), the "Daily Grill" (the "Daily"), and the "City Bar & Grill" (the "City") trademarks and business concepts;

                  WHEREAS, GCI and Starwood wish to consider jointly developing Grill-, Daily-, and City-branded restaurants in certain hotels (collectively, the "Starwood Properties") owned, managed, or franchised by Starwood (any such restaurant developed in any Starwood Property, a "GCI Concept Facility"), all upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, it is a condition precedent to Starwood's willingness to consummate the transactions contemplated by the Subscription Agreement that GCI shall have executed and delivered this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

                  SECTION 1. Certain Defined Terms. Capitalized terms used and not otherwise defined in the body hereof are used herein as defined in the Subscription Agreement.

                  SECTION 2). Development Proposals; Negotiation in Good Faith. Either party hereto may at any time in its sole discretion propose to develop a new GCI Concept Facility in any Starwood Property. Upon the making of any such proposal, each party hereto shall negotiate in good faith with a view to agreeing on the terms and conditions applicable to such development; but neither party hereto shall have any legal or binding obligation or commitment to enter into any agreement with respect to any such proposed development. Whenever
Starwood and GCI agree to develop a new GCI Concept Facility in any Starwood Property, they shall, among other things, enter into a management agreement which shall be negotiated on a property-by-property basis using, as a starting point, the management agreement term sheet attached as Exhibit A hereto (each, a "Management Agreement"), in the case of any Grill- or Daily-branded restaurant, or a license agreement which shall be negotiated on a property-by-property basis using, as a starting point, the template agreement attached as Exhibit B hereto (each, a "License Agreement"), in the case of any City-branded restaurant.

     SECTION  3.  Exclusivity.  a) GCI  shall  not,  and shall  not  permit  any controlled  Affiliate  thereof  to,  develop,  manage,  operate,  or license any
Grill-, Daily-, or City-branded restaurant in any hotel or resort owned, managed, or franchised by any Person that owns the rights to be a licensor or franchisor of a hotel brand name (a "Flag") whereby there are greater than fifty
(50) hotels or resorts operating under such Flag (any such Person, a "Major Hotel Operator"); provided that this restriction shall not apply to the Grill-, Daily- and City-branded restaurants listed on Exhibit C hereto, which restaurants GCI hereby represents to Starwood are the only Grill-, Daily- or City-branded restaurants that GCI develops, manages, operates or licenses (or with respect to which GCI is in the process of negotiating Management Agreements or License Agreements) in any hotel or resort owned, managed, or franchised by a Major Hotel Operator (other than Starwood) as of the date hereof; provided further that this restriction shall not restrict GCI from engaging in branded operations with non-Major Hotel Operators.

     b) All of GCI's covenants under this Section 3, including Sections 3(a), 3(b), 3(c) and 3(d), shall expire and be of no further force or effect at midnight on any anniversary of the Closing Date (each, an "Anniversary Date"), if the aggregate number of GCI Concept Facilities covered by Management Agreements and/or License Agreements entered into during the period commencing on the Closing Date and ending on such Anniversary Date; divided by the number of full calendar years that have elapsed between the Closing Date and such Anniversary Date; is less than 3.0. Solely by way of illustration, if the aggregate number of GCI Concept Facilities covered by Management Agreements and/or License Agreements entered into during the first twelve-month period following the Closing Date is nine (9), GCI's covenant under Section 3(a) shall remain in effect until at least the fourth anniversary of the Closing Date (as of which date it will expire if the aggregate number of GCI Concept Facilities covered by Management Agreements and/or License Agreements entered into during such four-year period is less than twelve (12)).

     c) Subject to the  provisions of Section 3(b) above,  GCI's  covenant under
Section 3(a) with respect to Daily-branded restaurants only shall expire and be of no further force or effect at midnight on any Anniversary Date, if the aggregate number of Daily-branded GCI Concept Facilities covered by Management Agreements entered into during the period commencing on the Closing Date and ending on such Anniversary Date; divided by the number of full calendar years that have elapsed between the Closing Date and such Anniversary Date; is less than 1.0. Solely by way of illustration, if the aggregate number of Daily-branded GCI Concept Facilities covered by Management Agreements entered into during the first twelve-month period following the Closing Date is three
(3),  and  provided  GCI's  covenant  has not  expired  pursuant to the terms of
Section 3(b), GCI's covenant under Section 3(a) with respect to Daily-branded restaurants shall remain in effect until at least the fourth anniversary of the Closing Date (as of which date it will expire if the aggregate number of Daily-branded GCI Concept Facilities covered by Management Agreements entered into during such four-year period is less than four (4)).

     d) Subject to the  provisions of Section 3(b) above,  GCI's  covenant under
Section 3(a) with respect to Grill-branded restaurants only shall expire and be of no further force or effect at midnight on the second anniversary of the Closing Date or on any consecutive two-year anniversary thereof, if the aggregate number of Grill-branded GCI Concept Facilities covered by Management Agreements entered into during the two-year period ending on such date is less than one (1). Solely by way of illustration, if the aggregate number of Grill-branded GCI Concept Facilities covered by Management Agreements entered into during the first twelve-month period following the Closing Date is two (2), and provided GCI's covenant has not expired pursuant to the terms of Section 3(b), GCI's covenant under Section 3(a) with respect to Grill-branded restaurants shall remain in effect until at least the sixth anniversary of the Closing Date (as of which date it will expire if the aggregate number of Grill-branded GCI Concept Facilities covered by Management Agreements entered into during such six-year period is less than three (3)).

     SECTION 4. Development Warrants. GCI shall issue to Starwood, promptly after the date as of which the aggregate number of GCI Concept Facilities covered by Management Agreements and/or License Agreements entered into on or after the date hereof reaches five, ten, fifteen, and twenty (each, a "Development Threshold Date"), a warrant substantially in the form attached as Exhibit D hereto (each, a "Development Warrant") to purchase a number of shares of Common Stock representing, four percent (4%) of the then outstanding shares of Capital Stock of GCI (for purposes of this Agreement, the term "Capital Stock" shall refer to the aggregate of the then outstanding shares of Common Stock and the then outstanding shares of any class or series of preferred stock of GCI).

     (a) If the Fair Market Value of the Common Stock as of the applicable Development Threshold Date is greater than the Fair Market Value of the Common Stock as of the Closing Date (the "Closing Date Share Price"), the Development Warrants will have an exercise price equal to the greater of seventy-five percent (75%) of the Fair Market Value of the Common Stock as of the applicable Development Threshold Date; and the Closing Date Share Price; or

     (b) If the Fair Market Value of the Common Stock as of the applicable Development Threshold Date is less than the Closing Date Share Price, the Development Warrants will have an exercise price equal to the Fair Market Value of the Common Stock as of the applicable Development Threshold Date.

For the avoidance of doubt, the Development Threshold Date shall be the date of the opening to the public of the relevant GCI Concept Facility that triggered GCI's obligation to issue the Development Warrants.

                  SECTION 5. Incentive Warrants. (a) If, as of the date of execution of any Management Agreement or License Agreement covering any new GCI Concept Facility (the "Initial Incentive Threshold Date"), the aggregate number of GCI Concept Facilities covered by Management Agreements and/or License Agreements entered into on or after the date hereof (the "Aggregate New Facilities") represents more than thirty-five percent (35%) of the then existing Grill-, Daily-, or City-branded restaurants (including all such GCI Concept Facilities) (the "Incentive Threshold"), GCI shall issue to Starwood, promptly after the Initial Incentive Threshold Date, a warrant substantially in the form attached as Exhibit D hereto to purchase a number of shares of Common Stock representing, 0.75 percent (three-quarters of one percent) of the then outstanding shares of Capital Stock of GCI (an "Incentive Warrant") at an exercise price in each case equal to the Fair Market Value of the Common Stock on the Initial Incentive Threshold Date.

                  (b) (i) If, as of the first anniversary of the Initial Incentive Threshold Date (the "First Incentive Anniversary Date"), the Aggregate New Facilities exceed the Incentive Threshold, GCI shall issue to Starwood, promptly thereafter, an additional Incentive Warrant at an exercise price equal to the Fair Market Value of the Common Stock on the First Incentive Anniversary Date to purchase a number of shares of Common Stock representing 0.75 percent (three-quarters of one percent) of the then outstanding shares of Capital Stock of GCI, and GCI shall issue to Starwood an additional Incentive Warrant on each subsequent anniversary of the Initial Incentive Threshold Date (at an exercise price in each case equal to the Fair Market Value of the Common Stock as of the applicable anniversary thereof) to purchase a number of shares of Common Stock representing 0.75 percent (three-quarters of one percent) of the then outstanding shares of Capital Stock of GCI until the Aggregate New Facilities do not exceed the Incentive Threshold as of any such anniversary date; and (ii) if, as of the First Incentive Anniversary Date or any subsequent anniversary thereof, the Aggregate New Facilities do not exceed the Incentive Threshold, GCI shall not be obligated to issue to Starwood an additional Incentive Warrant unless and until the Aggregate New Facilities again exceed the Incentive Threshold as of the date of execution of a Management Agreement or License Agreement covering a new GCI Concept Facility (a "Subsequent Incentive Threshold Date"). In such event, GCI shall be obligated to issue to Starwood an additional Incentive Warrant promptly thereafter and on each subsequent anniversary of the Subsequent Incentive Threshold Date (at an exercise price in each case equal to the Fair Market Value of the Common Stock as of the Subsequent Incentive
Threshold Date or the applicable anniversary thereof) to purchase a number of shares of Common Stock representing 0.75 percent (three-quarters of one percent) of the then outstanding shares of Capital Stock of GCI until the Aggregate New Facilities do not exceed the Incentive Threshold as of any such anniversary date. In such event, GCI's obligation to issue additional Incentive Warrants will be suspended until the Aggregate New Facilities again exceed the Incentive Threshold. The provisions of this Section 5(b) shall apply iteratively until the expiration or termination of this Agreement.

                  SECTION 6). Account Management. Promptly after the execution and delivery of the first Management Agreement or License Agreement hereunder, GCI shall assign one of its account managers to Starwood's GCI Concept Facility development team. The specific terms of such assignment shall be negotiated by the parties in good faith, with the understanding that as the number of GCI Concept Facilities increases it will become a full-time position.

     SECTION 7). Miscellaneous. The terms and provisions set forth in Sections 16 and 17 of the Subscription Agreement are incorporated in this Agreement by reference and made a part hereof mutatis mutandis.


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

                  IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement as of the date first written above.

                                                     GRILL CONCEPTS, INC.


                                                       By:
                                                          ----------------------
                                                          Name:
                                                          Title:

                                                     STARWOOD HOTELS AND RESORTS
                                                     WORLDWIDE, INC.

                                                       By:
                                                          ----------------------
                                                          Name:
                                                          Title: